UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-05770

Exact name of registrant as specified in charter:	Aberdeen Emerging Markets Equity Income Fund, Inc.

Address of principal executive offices:	1735 Market Street, 32nd Floor Philadelphia, PA 19103

Name and address of agent for service:	Ms. Andrea Melia Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103

Registrant’s telephone number, including area code:	800-522-5465

Date of fiscal year end:	December 31

Date of reporting period:	June 30, 2018

Item 1 - Reports to Stockholders.

The Report to Shareholders is attached herewith.

Aberdeen Standard Investments

Aberdeen Emerging Markets Equity Income Fund, Inc. (AEF)

Semi-Annual Report
June 30, 2018

Port of Shanghai

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IMPORTANT INFORMATION

Aberdeen Standard Investments is a brand of the investment businesses of Aberdeen Asset Management and Standard Life Investments.

Closed-end funds are traded on the secondary market through one of the stock exchanges. The Fund’s investment return and principal value will fluctuate so that an investor’s shares may be worth more or less than the original cost. Shares of closed-end funds may trade above (a premium) or below (a discount) the net asset value (NAV) of the fund’s portfolio. There is no assurance that the Fund will achieve its investment objective. Past performance does not guarantee future results.

In the United States, Aberdeen Asset Management (AAM) is the marketing name for the following affiliated, registered investment advisers: Aberdeen Asset Management Inc., Aberdeen Asset Managers Ltd, Aberdeen Asset Management Ltd, Aberdeen Asset Management Asia Ltd and Aberdeen Capital Management, LLC. Excluding Aberdeen Capital Management LLC, each of these advisers are wholly owned by Standard Life Aberdeen Plc. Aberdeen Capital Management, LLC is a wholly-owned subsidiary of Aberdeen Asset Management Inc.

Ref: US-260618-67553-2

Letter to Shareholders (unaudited)

Dear Shareholder,

We present this Semi-Annual Report which covers the activities of Aberdeen Emerging Markets Equity Income Fund, Inc. (the “Fund”) previously named the Aberdeen Chile Fund, Inc. (CH), for the six-month period ended June 30, 2018. The Fund’s principal investment objective is to seek both current income and long-term capital appreciation by investing primarily in emerging markets equity securities.

Fund Re-organization

On April 30, 2018, the Fund successfully completed the reorganizations of Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc. (“ABE”), Aberdeen Israel Fund, Inc. (“ISL”), Aberdeen Indonesia Fund, Inc. (“IF”), Aberdeen Latin America Equity Fund, Inc. (“LAQ”), Aberdeen Singapore Fund, Inc. (“SGF”), Aberdeen Greater China Fund, Inc. (“GCH”) and The Asia Tigers Fund, Inc. (“GRR”) into CH after close of regular business on April 27, 2018. LAQ was the performance and accounting survivor of the reorganizations. Effective April 30, 2018, the consolidated fund was renamed Aberdeen Emerging Markets Equity Income Fund, Inc. and changed its investment objective and strategy and began to trade on the NYSE American Exchange under the ticker symbol “AEF.”

In the reorganizations, common shareholders of ABE, ISL, IF, LAQ, SGF, GCH and GRR received an amount of CH common shares with a net asset value equal to the aggregate net asset value of their holdings of ABE, ISL, IF, LAQ, SGF, GCH and/or GRR common shares, respectively, as determined at the close of regular business on April 27, 2018. Please see the Notes to Financials for further information.

Total Investment Return

For the six-month period ended June 30, 2018, the total return to shareholders of the Fund based on the net asset value (“NAV”) and market price, respectively, compared to the Fund’s benchmark (Custom AEF Emerging Markets Index) and the other two indices are set forth below. For the four month period prior to April 30, 2018, the NAV and Market Price used for comparison are those for LAQ, the accounting survivor of the reorganization. For this reason the benchmark for LAQ is also shown. Additionally, the total returns for the two months post reorganization is presented below.

	Six Months Ended June 30, 2018	2 Months Post Reorganization Ended June 30, 2018
NAV*	-6.0%	-7.1%
Market Price*	-10.8%	-12.0%
Morgan Stanley Capital International (“MSCI”) Emerging Markets Index (“MSCI Emerging Markets Index”)[1]	-6.5%	-7.5%
MSCI Emerging Markets Latin America[2]	-11.0%	N/A
Custom AEF Emerging Markets Index[3]	0.3%	N/A

*assuming the reinvestment of dividends and distributions

The Fund’s total return is based on the reported NAV on each financial reporting period end and may differ from what is reported on the Financial Highlights due to financial statement rounding or adjustments. Effective April 30, 2018, the MSCI Emerging Markets Index became the Fund’s primary benchmark index in connection with the change to the Fund’s investment objective and strategy. The Fund’s performance during the period was adversely affected by several extraordinary events: the tender offer and distribution (described below) and the realignment of the Fund’s portfolio following the reorganization. For more information about Fund performance please see page 3 Report of the Investment Adviser.

NAV, Share Price and Discount

	NAV	Market Price	Discount
6/30/2018	$7.95	$7.00	11.9%

Tender Offer and Distribution

On May 11, 2018, the Fund’s Board of Directors (the “Board”) approved a tender offer for shares of the Fund’s common stock. The tender offer authorized the Fund to purchase up to 32% of its issued and outstanding shares at a price equal to 99% of the Fund’s net asset value per share at the close of business on the NYSE American on June 20, 2018, the first business day following the expiration of the offer. The tender offer commenced on May 22, 2018 and expired on June 19, 2018. In connection with the tender offer, the Fund purchased 28,470,130 shares of capital stock at a price equal to $7.9002 per

1.                  The MSCI Emerging Markets Index captures large and mid cap representation across 24 Emerging Markets (EM) countries. With 830 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country. EM countries in the Index are: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Russia, Qatar, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index. Index performance is not an indication of the performance of the Fund itself. For complete fund performance, please visit http://www.aberdeenaef.com.

2                    The MSCI Emerging Markets (EM) Latin America Index captures large and mid cap representation across 5 Emerging Markets (EM) countries* in Latin America. With 108 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index. Index performance is not an indication of the performance of the Fund itself. For complete fund performance, please visit http://www.aberdeenaef.com.

3                   The Custom AEF Emerging Markets Index (the “Custom Index”) reflects the returns of the MSCI Emerging Markets Latin America Index for periods prior to April 27, 2018 and the returns of the MSCI Emerging Markets Index for periods subsequent to April 30, 2018. The indices and time periods for the Custom Index align with the strategies utilized and benchmark for the Fund during the same time periods.

Aberdeen Emerging Markets Equity Income Fund, Inc.	1

Letter to Shareholders (unaudited) (concluded)

share. The tender offer was oversubscribed and all tenders of shares were subject to pro ration (at a ratio of approximately 0.44155) in accordance with the terms of the tender offer. The Fund also paid a distribution of US$0.882 per share on June 28, 2018 to all shareholders of record as of June 15, 2018, which, in combination with the tender offer, represents an aggregate distribution of approximately 41.1% of the Fund’s assets as of the close of business April 27, 2018.

Revolving Credit Facility

On June 26, 2018, the Fund entered into a revolving credit facility of $65,000,000 with The Bank of Nova Scotia for a 1-year term. The outstanding balance on the loan as of June 30, 2018 was $49,000,000. Under the terms of the loan facility and applicable regulations, the Fund is required to maintain certain asset coverage ratios for the amount of its outstanding borrowings. The Board regularly reviews the use of leverage by the Fund.

Open Market Repurchase Program

The Fund’s policy is to consider buying back Fund shares on the open market when the Fund trades at a discount to the NAV that is above an established threshold and management believes such repurchases may enhance shareholder value. During the six-month period ended June 30, 2018, the Fund did not repurchase any shares pursuant to its open market repurchase program.

Unclaimed Share Accounts

Please be advised that abandoned or unclaimed property laws for certain states require financial organizations to transfer (escheat) unclaimed property (including Fund shares) to the state. Each state has its own definition of unclaimed property, and Fund shares could be considered “unclaimed property” due to account inactivity (e.g., no owner-generated activity for a certain period), returned mail (e.g., when mail sent to a shareholder is returned to the Fund’s transfer agent as undeliverable), or a combination of both. If your Fund shares are categorized as unclaimed, your financial adviser or the Fund’s transfer agent will follow the applicable state’s statutory requirements to contact you, but if unsuccessful, laws may require that the shares be escheated to the appropriate state. If this happens, you will have to contact the state to recover your property, which may involve time and expense. For more information on unclaimed property and how to maintain an active account, please contact your financial adviser or the Fund’s transfer agent.

Portfolio Holdings Disclosure

The Fund’s complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year are included in the Fund’s semi-annual and annual reports to shareholders. The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund makes the information on Form N-Q available to shareholders on the Fund’s website or upon request and without charge by calling Investor Relations toll-free at 1-800-522-5465.

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve months ended June 30 is available by August 31 of the relevant year: (i) upon request and without charge by calling Investor Relations toll-free at 1-800-522-5465; and (ii) on the SEC’s website at http://www.sec.gov.

Investor Relations Information

As part of Aberdeen’s commitment to shareholders, we invite you to visit the Fund on the web at www.aberdeenaef.com. Here, you can view monthly fact sheets, quarterly commentary, distribution and performance information, updated daily fact sheets courtesy of Morningstar® , portfolio charting and other Fund literature.

Enroll in Aberdeen’s email services and be among the first to receive the latest closed-end fund news, announcements, videos and other information. In addition, you can receive electronic versions of important Fund documents including annual reports, semi-annual reports, prospectuses, and proxy statements. Sign-up today at cef.aberdeenasset.us/en/cefinvestorcenter/contact-us/email.

Contact Us:

•        Visit: cef.aberdeen-asset.us;

•        Watch: cef.aberdeen-asset.us/en/cefinvestorcenter/aberdeen-closed-end-fund-tv;

•        Email: InvestorRelations@aberdeenstandard.com; or

•        Call: 1-800-522-5465 (toll-free in the U.S.).

Yours sincerely,

Christian Pittard
President

All amounts are U.S. Dollars unless otherwise stated.

2	Aberdeen Emerging Markets Equity Income Fund, Inc.

Dividend Reinvestment and Direct Stock Purchase Plan (unaudited)

Computershare Trust Company, N.A. (“Computershare”), the Fund’s transfer agent, sponsors and administers a Dividend Reinvestment and Direct Stock Purchase Plan (the “Plan”), which is available to shareholders.

The Plan allows registered shareholders and first-time investors to buy and sell shares and automatically reinvest dividends and capital gains through the transfer agent. This is a cost-effective way to invest in the Fund.

Please note that for both purchase and reinvestment purposes, shares will be purchased in the open market at the current share price and cannot be issued directly by the Fund.

For more information about the Plan and a brochure that includes the terms and conditions of the Plan, please call Computershare at 1-800-647-0584 or visit www.computershare.com/buyaberdeen.

Report of the Investment Adviser (unaudited)

Prior to April 30, 2018, the Fund was named Aberdeen Chile Fund, Inc. (the “Acquiring Fund”). Seven closed-end equity funds managed by Aberdeen entities reorganized into the Acquiring Fund on April 27, 2018. Aberdeen Latin America Equity Fund, Inc. is the performance and accounting survivor for the Fund. Performance information for periods prior to April 30, 2018 does not reflect the Fund’s current investment strategy.

The Fund’s performance was affected by the reorganization, tender offer and special distribution. At certain times throughout the reorganization process and the tender period, the Fund held higher cash balances than it would have under normal conditions. This includes portfolio realignment that occurred prior to the reorganization in which securities were required to be sold due to local market restrictions. From the reorganization date through the payment of the tender offer and the special distribution, the Fund managers were completing the realignment of the portfolio which resulted in higher cash balances which impacted performance.

Market/economic review

Global emerging equity markets were volatile during the six-month period ended June 30, 2018, rattled by investors’ fears of accelerated monetary policy normalization in the U.S. and global trade conflicts. The U.S. Federal Reserve raised its benchmark interest rate twice over the period to a range of 1.75% to 2.00%, which strengthened the U.S. dollar. This compelled several emerging-market (EM) central banks to hike their benchmark interest rates.

Trade tensions escalated during the reporting period. U.S. President Donald Trump’s steel and aluminium tariffs triggered retaliation from Mexico, India and the European Union. The U.S. and China also went ahead with 25% duties on U.S.$34 billion of each other’s exports beginning in July 2018. While mainland China markets were fairly resilient amid upbeat corporate earnings reports, signs of a moderating economy and weakness in its currency, the renminbi, caused a pullback at the end of the period. Separately, China’s legislative body approved administrative overhauls that included merging its banking and insurance regulators. We view this positively, as we believe that it promotes sustainable development of the financial sector.

Investor sentiment in India was hurt by the reintroduction of a long-term capital gains tax on equities, as well as a U.S.$2 billion fraud at state-owned Punjab National Bank. We maintain our preference for private-sector lenders as we feel that they have better credit-control and risk-management standards. Elsewhere, Indonesia and the Philippines were among the hardest-hit markets over the reporting period due to investors’ various macroeconomic worries, while both nations’ central banks hiked their respective benchmark interest rates in an effort to defend their currencies. The Pakatan Harapan political party unexpectedly secured a victory in Malaysia’s elections in May 2018, toppling the six-decade long Barisan Nasional regime.

Politics also drove the markets in Latin America and Eastern Europe during the reporting period. Losses in Mexico were capped as investors became more receptive to Andres Manuel Lopez Obrador (also known as AMLO) ahead of his presidential election victory in early July 2018, following his more moderate rhetoric. In contrast, the Brazilian market slumped amid investors’ concerns over its political and fiscal prospects after the government reinstated diesel subsidies to end a nationwide truckers strike against higher fuel prices, which had weighed on economic activity.

In Turkey, President Recep Tayyip Erdogan was re-elected in June 2018, and gained sweeping new executive powers. However, Turkish stocks

Aberdeen Emerging Markets Equity Income Fund, Inc.	3

Report of the Investment Adviser (unaudited) (concluded)

and the lira, the nation’s currency, declined amid continued jitters over fiscal and monetary policy, which was further compounded by a debt-rating downgrade by Standard & Poor’s.* The market in Russia shrugged off tightening U.S. sanctions and worsening relations with the West following an assassination attempt on an ex-spy, and benefited from recovering energy prices and the central bank’s interest-rate cuts.

Fund performance review

Aberdeen Emerging Markets Equity Income Fund returned -6.01% on a net asset value basis for the six-month period ended June 30, 2018, modestly outperforming the -6.51% return of its benchmark, the Morgan Stanley Capital International (MSCI) Emerging Markets Index.

Both stock selection and an overweight position in India contributed to Fund relative performance for the period, as the market proved to be better insulated from broader global trade worries. The Fund’s holdings in software giant Infosys Ltd. and consumer goods company Hindustan Unilever Ltd. were among the strongest performers. Positions in Mexico also bolstered Fund relative performance. The holding in lender Grupo Financiero Banorte benefited from the Mexican central bank’s rate hike, while shares of airport operator Grupo Aeroportuario Centro Norte (OMA) rose on expectations for recovering air traffic and earnings.

Despite persistent investor concerns over global trade disputes, the Chinese market was initially resilient early in the reporting period, but subsequently reversed direction towards the end of the period after China imposed tariffs on U.S. goods. Although the Fund’s underweight allocation to China hampered relative performance early in the reporting period, this was mitigated by the positive impact of the exposure to Hong Kong, which is not represented in the benchmark MSCI Emerging Markets Index.

The Fund’s exposure to Brazil, and by extension the real, which was among the weakest-performing EM currencies, weighed on Fund performance relative to its benchmark for the reporting period. An extended strike by truck drivers due to rising fuel prices weighed on economic activity. It also heightened political risk perception, with uncertainty surrounding the outcome of the presidential election in October 2018 coming into sharper focus. The Fund’s holdings in

Brazilian lenders Itau Unibanco Holding and Banco Bradesco, fuel distributor Ultrapar Participacoes and brewer Ambev declined along with the broader Brazilian market, despite the companies’ robust operational performance and positive earnings. However, the lack of exposure to Brazil’s state-owned oil company, Petróleo Brasileiro (Petrobras), enhanced Fund relative performance, as its shares slumped on investors’ concerns over continued government interference in its pricing policy.

The Fund’s exposure to Turkey also detracted from relative performance, as high inflation pressured the lira and the central bank raised interest rates. Furthermore, there was uncertainty ahead of the election in June 2018, which saw President Erdogan emerge victorious. Additionally, the position in South African retailer Truworths International Ltd. was a notable detractor from Fund relative performance amid a subdued economic growth environment in that country.

Outlook

In our view, volatility is likely to persist in EMs, as expectations for faster-than-expected policy normalization and a strengthening U.S. dollar curb investors’ risk appetite. Escalating global trade tensions are another concern, as we believe there is a potential for supply chain disruptions that could hurt corporate profits. Political ambiguity over electoral outcomes and policy continuity across major markets further clouds the outlook. Nonetheless, we believe that many EM economies now have better fundamentals, with lower current account deficits and healthier currency reserves to buffer against shocks. Despite the trade-related fears, economic growth is still recovering in markets such as Brazil and India. While near-term capital flight and pressure on currencies may result in a degree of monetary tightening across the emerging world in the short term, we believe that the economic trajectory remains one of cyclical recovery. In our view, this should also be reflected by a continued rebound in corporate earnings, leading to higher dividend payments to support the Fund’s income generation. We remain optimistic that the quality of the Fund’s holdings should help them to weather the present storms and benefit from the long-term potential of EM equities.

Aberdeen Asset Managers Limited

*

Standard & Poor’s credit ratings express the agency’s opinion about the ability and willingness of an issuer, such as a corporation or state or city government, to meet its financial obligations in full and on time. Typically, ratings are expressed as letter grades that range, for example, from “AAA” to “D” to communicate the agency’s opinion of relative level of credit risk. Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

4	Aberdeen Emerging Markets Equity Income Fund, Inc.

Total Investment Return (unaudited)

The following table summarizes the average annual Fund performance compared to the MSCI Emerging Markets Index, the Fund’s on-going primary benchmark, for the 6-month (not annualized), 1-year, 3-year, 5-year and 10-year periods as of June 30, 2018. All performance information for the periods prior to April 30, 2018 are for LAQ, the accounting survivor of the reorganizations of seven closed-end funds into the Fund.

	6-Months	1 Year	3 Years	5 Years	10 Years
Net Asset Value (NAV)	-6.0%	6.3%	7.9%	-0.2%	0.3%
Market Price	-10.8%	4.6%	6.4%	-1.1%	0.0%
MSCI Emerging Markets Index[1]	-6.5%	8.6%	6.0%	5.4%	2.6%
MSCI Emerging Markets Latin America[2]	-11.0%	0.2%	2.3%	-2.1%	-3.4%
Custom AEF Emerging Markets Index[3]	0.3%	12.0%	6.2%	0.1%	-2.3%

Aberdeen Asset Managers Limited, the Fund’s adviser, had entered into a written contract with the Fund to waive certain fees which was terminated on April 30, 2018. Without such waivers and limitation agreements, performance would be lower. Effective April 30, 2018 AAML entered into an expense limitation agreement with the Fund that is effective through April 30, 2020.

Returns represent past performance. Total investment return at NAV is based on changes in the NAV of Fund shares and assumes reinvestment of dividends and distributions, if any, at market prices pursuant to the dividend reinvestment program sponsored by the Fund’s transfer agent. All return data at NAV includes fees charged to the Fund, which are listed in the Fund’s Statement of Operations under “Expenses.” Total investment return at market value is based on changes in the market price at which the Fund’s shares traded on the NYSE American during the period and assumes reinvestment of dividends and distributions, if any, at market prices pursuant to the dividend reinvestment program sponsored by the Fund’s transfer agent. The Fund’s total investment return is based on the reported NAV on the financial reporting period ended June 30, 2018. Because the Fund’s shares trade in the stock market based on investor demand, the Fund may trade at a price higher or lower than its NAV. Therefore, returns are calculated based on both market price and NAV. Past performance is no guarantee of future results. The performance information provided does not reflect the deduction of taxes that a shareholder would pay on distributions received from the Fund. The current performance of the Fund may be lower or higher than the figures shown. The Fund’s yield, return, market price and NAV will fluctuate. Performance information current to the most recent month-end is available at www.aberdeenaef.com or by calling 1-800-522-5465.

The annualized net operating expense ratio, excluding Fee Waivers and expense limitations, based on the six-month period ended June 30, 2018 was 1.58%. The annualized net operating expense ratio, net of fee waivers, based on the six-month period ended June 30, 2018 was 1.57%. The annualized net operating expense ratio, excluding taxes and net of fee waivers, based on the six-month period ended June 30, 2018 was 1.36%.

(1) Effective April 30, 2018, the MSCI Emerging Markets Index became the Fund’s primary benchmark index in connection with the change to the Fund’s investment objective and strategy.

(2) For the MSCI Emerging Markets Latin America Index benchmark, the returns provided for since inception are based on month-end level valuations as of October 31, 1991.

(3) The Custom AEF Emerging Markets Index (the “Custom Index”) reflects the returns of the MSCI Emerging Markets Latin America Index for periods prior to April 27, 2018 and the returns of the MSCI Emerging Markets Index for periods subsequent to April 30, 2018. The indices and time periods for the Custom Index align with the strategies utilized and benchmark for the Fund during the same time periods.

Aberdeen Emerging Markets Equity Income Fund, Inc.	5

Portfolio Summary (unaudited)

The following table summarizes the sector composition of the Fund’s portfolio, in Standard & Poor’s Global Industry Classification Standard (“GICS”) Sectors, expressed as a percentage of net assets as of June 30, 2018. The GICS structure consists of 11 sectors, 24 industry groups, 68 industries and 157 subindustries. As of June 30, 2018, the Fund did not have more than 25% of its assets invested in any industry. The sectors, as classified by GICS, are comprised of several industries.

Sectors	As a Percentage of Net Assets
Financials	27.7%*
Information Technology	22.3%
Telecommunication Services	12.8%
Materials	10.5%
Consumer Staples	10.1%
Real Estate	6.6%
Consumer Discretionary	6.3%
Industrials	3.0%
Energy	2.8%
Utilities	2.3%
Private Equity	0.4%
Health Care	0.2%
Short-Term Investment	6.8%
Other Liabilities	(11.8)%
100.0%

*      As of June 30, 2018, the Fund’s holdings in the Financials sector consisted of five industries: Banks, Capital Markets, Insurance, Diversified Financial Services and Thrifts and Mortgage Finance which represented 17.0%, 3.0% and 3.0%, 2.5% and 2.2%, respectively, of the Fund’s net assets.

The following chart summarizes the composition of the Fund’s portfolio by geographic classification expressed as a percentage of net assets as of June 30, 2018.

Country Allocation	As a Percentage of Net Assets
China	18.9%
India	12.5%
Brazil	9.6%
South Africa	8.1%
Hong Kong	7.6%
Thailand	7.1%
United States	6.8%
Taiwan	6.5%
South Korea	6.3%
Mexico	5.6%
Other	22.8%
Other Liabilities	(11.8)%
100.0%

6	Aberdeen Emerging Markets Equity Income Fund, Inc.

Portfolio Summary (unaudited) (concluded)

Currency Composition	As a Percentage of Net Assets
Hong Kong	21.9%
United States	15.5%
India	9.8%
South Africa	8.1%
Thailand	7.1%
Taiwan	6.5%
Brazil	6.4%
South Korea	4.7%
Indonesia	3.7%
Mexico	3.6%
China	3.6%
Turkey	3.2%
Kenya	2.0%
Czech Republic	1.9%
Poland	1.7%
Russia	1.7%
Romania	1.2%
United Kingdom	1.2%
Portugal	1.1%
Malaysia	0.1%
Short-Term Investments	6.8%
Other Liabilities	(11.8)%
100.0%

Top Ten Equity Holdings (unaudited)

The following were the Fund’s top ten holdings as of June 30, 2018:

Name of Security	As a Percentage of Net Assets
Tencent Holdings Ltd.	6.7%
Taiwan Semiconductor Manufacturing Co. Ltd.	4.1%
Samsung Electronics Co. Ltd., Preferred Shares	3.8%
China Mobile Ltd.	3.3%
China Resources Land Ltd.	2.6%
SAIC Motor Corp. Ltd.	2.5%
FirstRand Ltd.	2.5%
Taiwan Mobile Co. Ltd.	2.4%
Housing Development Finance Corp. Ltd.	2.3%
ITC Ltd.	2.2%

Aberdeen Emerging Markets Equity Income Fund, Inc.	7

Portfolio of Investments (unaudited)

As of June 30, 2018

Shares	Description	Industry and Percentage of Net Assets	Value (US$)
LONG-TERM INVESTMENTS—105.0%
COMMON STOCKS—96.2%
BRAZIL—7.5%
1,574,900	Ambev SA	Beverages—1.5%	$7,306,122
1,246,100	Banco Bradesco SA	Banks—1.6%	7,838,462
528,500	Telefonica Brasil SA	Diversified Telecommunication Services—1.2%	5,753,058
403,400	Ultrapar Participacoes SA, ADR	Oil, Gas & Consumable Fuels—1.0%	4,776,256
811,295	Vale SA, ADR	Metals & Mining—2.2%	10,400,802
			36,074,700
CHILE—2.9%
248,500	Banco Santander Chile, ADR	Banks—1.6%	7,810,355
1,211,700	Enel Chile SA, ADR	Electric Utilities—1.3%	5,913,096
			13,723,451
CHINA—18.9%
1,769,700	China Mobile Ltd.(a)	Wireless Telecommunication Services—3.3%	15,702,450
3,733,500	China Resources Land Ltd.(a)	Real Estate Management & Development—2.6%	12,541,031
910,077	Hangzhou Hikvision Digital Technology Co. Ltd., A Shares (Stock Connect)(a)(b)	Electronic Equipment Instruments & Components—1.1%	5,086,509
859,000	Ping An Insurance Group Co. of China Ltd., H Shares(a)	Insurance—1.6%	7,866,442
2,299,936	SAIC Motor Corp. Ltd.(a)	Automobiles—2.5%	12,116,023
646,100	Tencent Holdings Ltd.(a)	Internet Software & Services—6.8%	32,444,152
129,500	Yum China Holdings, Inc.	Hotels, Restaurants & Leisure—1.0%	4,980,570
			90,737,177
CZECH REPUBLIC—1.9%
218,100	Komercni Banka	Banks—1.9%	9,177,612
HONG KONG—7.6%
733,000	AIA Group Ltd.(a)	Insurance—1.3%	6,385,465
584,500	Asia Satellite Telecommunications Holdings Ltd.	Diversified Telecommunication Services—0.1%	463,392
9,618,000	Convenience Retail Asia Ltd.	Food & Staples Retailing—0.8%	4,106,799
3,719,000	Hang Lung Properties Ltd.(a)	Real Estate Management & Development—1.6%	7,639,100
251,548	Hong Kong Exchanges & Clearing Ltd.(a)	Capital Markets—1.6%	7,528,212
554,041	HSBC Holdings PLC(a)	Banks—1.1%	5,183,611
19,515,000	Pacific Basin Shipping Ltd.(a)(c)	Marine—1.1%	5,333,851
			36,640,430
INDIA—12.5%
882,700	Ambuja Cements Ltd., GDR	Construction Materials—0.6%	2,665,754
1,247,000	Bharti Infratel Ltd.(a)	Diversified Telecommunication Services—1.1%	5,479,090
350,300	Grasim Industries Ltd., GDR	Construction Materials—1.1%	5,149,410
100,000	Hero MotoCorp Ltd.(a)	Automobiles—1.0%	5,062,027
220,000	Hindustan Unilever Ltd.(a)	Household Products—1.1%	5,253,242
390,000	Housing Development Finance Corp. Ltd.(a)	Thrifts & Mortgage Finance—2.3%	10,867,187
190,000	Infosys Ltd.(a)	Information Technology Services—0.8%	3,652,102
259,300	Infosys Ltd., ADR	Information Technology Services—1.0%	5,038,199
2,710,000	ITC Ltd.(a)	Tobacco—2.2%	10,483,690
236,000	Tata Consultancy Services Ltd.(a)	Information Technology Services—1.3%	6,355,314
			60,006,015

8 Aberdeen Emerging Markets Equity Income Fund, Inc.

Portfolio of Investments (unaudited) (continued)

As of June 30, 2018

Shares	Description	Industry and Percentage of Net Assets	Value (US$)
INDONESIA—3.7%
4,883,068	Bank OCBC NISP Tbk PT(a)(c)	Banks—0.1%	$289,003
23,690,700	Holcim Indonesia Tbk PT(a)(c)	Construction Materials—0.2%	932,928
6,747,700	Indocement Tunggal Prakarsa Tbk PT(a)	Construction Materials—1.3%	6,416,466
2,100,100	Mandom Indonesia Tbk PT	Personal Products—0.5%	2,394,305
2,359,800	Merck Tbk PT(a)(c)	Pharmaceuticals—0.2%	1,120,022
39,100,000	Sepatu Bata Tbk PT	Textiles, Apparel & Luxury Goods—0.3%	1,691,696
19,497,800	Telekomunikasi Indonesia Persero Tbk PT(a)	Diversified Telecommunication Services—1.1%	5,106,371
2,589,147	Wintermar Offshore Marine Tbk PT(c)	Energy Equipment & Services— —%	55,649
			18,006,440
KENYA—2.0%
8,766,100	Equity Group Holdings Ltd.	Banks—0.8%	4,016,168
18,827,700	Safaricom PLC(a)	Wireless Telecommunication Services—1.2%	5,459,194
			9,475,362
MALAYSIA—0.1%
71,600	Heineken Malaysia Bhd	Beverages—0.1%	387,822
MEXICO—5.6%
226,157	Grupo Aeroportuario del Centro Norte SAB de CV, ADR	Transportation Infrastructure—1.9%	9,419,439
1,683,997	Grupo Financiero Banorte SAB de CV, Class O	Banks—2.1%	9,902,049
4,463,800	Kimberly-Clark de Mexico SAB de CV, Class A	Household Products—1.6%	7,545,211
			26,866,699
POLAND—1.7%
276,900	Bank Polska Kasa Opieki SA(a)	Banks—1.7%	8,334,547
PORTUGAL—1.1%
356,100	Jeronimo Martins SGPS SA(a)	Food & Staples Retailing—1.1%	5,129,438
ROMANIA—1.2%
1,838,700	BRD-Groupe Societe Generale SA(a)	Banks—1.2%	6,026,989
RUSSIA—3.4%
125,400	LUKOIL PJSC, ADR	Oil, Gas & Consumable Fuels—1.8%	8,643,822
2,285,400	Sberbank of Russia PJSC(a)	Banks—1.6%	7,918,096
			16,561,918
SOUTH AFRICA—8.1%
292,200	BHP Billiton PLC(a)	Metals & Mining—1.4%	6,586,991
2,549,100	FirstRand Ltd.(a)	Diversified Financial Services—2.5%	11,841,584
576,118	JSE Ltd.	Capital Markets—1.4%	6,808,419
804,400	MTN Group Ltd.	Wireless Telecommunication Services—1.3%	6,327,302
1,309,600	Truworths International Ltd.(a)	Specialty Retail—1.5%	7,322,109
			38,886,405
TAIWAN—6.5%
3,146,000	Taiwan Mobile Co. Ltd.(a)	Wireless Telecommunication Services—2.4%	11,397,542
2,776,000	Taiwan Semiconductor Manufacturing Co. Ltd.(a)	Semiconductors & Semiconductor Equipment—4.1%	19,712,580
			31,110,122

Aberdeen Emerging Markets Equity Income Fund, Inc. 9

Portfolio of Investments (unaudited) (continued)

As of June 30, 2018

Shares		Description	Industry and Percentage of Net Assets	Value (US$)
THAILAND—7.1%
910,900		Advanced Info Service PCL(a)	Wireless Telecommunication Services—1.1%	$5,086,523
8,343,400		Hana Microelectronics PCL, Foreign Shares(a)	Electronic Equipment Instruments & Components—1.7%	8,294,172
16,860,400		Land & Houses PCL(a)	—1.2%	5,750,755
420,000		Siam Cement PCL (The), Foreign Shares(a)	Construction Materials—1.1%	5,220,375
643,099		Siam City Cement PCL, Foreign Shares(a)	Construction Materials—0.8%	3,900,295
10,945,300		Tesco Lotus Retail Growth Freehold & Leasehold Property Fund(a)	REIT—1.2%	5,847,625
				34,099,745
TURKEY—3.2%
1,995,784		Cimsa Cimento Sanayi VE Ticaret AS	Construction Materials—1.0%	4,744,160
3,883,500		Enerjisa Enerji(d)	Electric Utilities—1.1%	5,241,290
2,981,200		Turkiye Garanti Bankasi A.S.(a)	Banks—1.1%	5,438,163
				15,423,613
UNITED KINGDOM—1.2%
567,527		M.P. Evans Group PLC	Food Products—1.2%	5,729,804
		Total Common Stocks		462,398,289
PREFERRED STOCKS—8.4%
BRAZIL—2.1%
4,220,920		Itausa - Investimentos Itau SA	Banks—2.1%	9,997,561
SOUTH KOREA—6.3%
22,514		LG Chem Ltd.(a)(c)	Chemicals—0.8%	4,068,435
9,500		Samsung Electronics Co. Ltd., GDR, Preferred Shares	Technology Hardware, Storage & Peripherals—1.7%	7,989,500
548,800		Samsung Electronics Co. Ltd., Preferred Shares(a)	Technology Hardware, Storage & Peripherals—3.8%	18,532,368
				30,590,303
		Total Preferred Stocks		40,587,864
PRIVATE EQUITY—0.4%
GLOBAL—0.2%*
11,723,413	(e)	Emerging Markets Ventures I, L.P.(a)(c)(f)(g)(h)(i)	Private Equity— –%	167,293
2,400,000		Telesoft Partners II QP, L.P.(a)(c)(f)(g)(i)	Private Equity—0.2%	917,496
				1,084,789
ISRAEL—0.2%
1,250,001	(e)	ABS GE Capital Giza Fund, L.P.(a)(c)(f)(g)(i)	Private Equity— –%	29,688
3,349,175	(e)	BPA Israel Ventures, LLC(a)(c)(f)(g)(h)(i)	Private Equity—0.1%	255,207
250,440	(e)	Delta Fund I, L.P.(a)(c)(f)(g)(i)	Private Equity— –%	25,352
108,960		Exent Technologies Ltd. Preferred A1 Shares(a)(c)(f)(i)(j)(k)	Private Equity— –%	–
93,456		Exent Technologies Ltd. Preferred C Shares(a)(c)(f)(i)(j)(k)	Private Equity— –%	–
23,574		Exent Technologies Ltd. Warrants A1(a)(c)(f)(i)(j)(k)	Private Equity— –%	–
70,284		Flash Networks Ltd. Ordinary Shares(a)(c)(f)(i)(j)(k)	Private Equity— –%	–
18		Flash Networks Ltd. Series C Preferred(a)(c)(f)(i)(j)(k)	Private Equity— –%	–
34,896		Flash Networks Ltd. Series C-1 Preferred(a)(c)(f)(i)(j)(k)	Private Equity— –%	–
20,289		Flash Networks Ltd. Series D Preferred(a)(c)(f)(i)(j)(k)	Private Equity— –%	–
14,928		Flash Networks Ltd. Series E Preferred(a)(c)(f)(i)(j)(k)	Private Equity— –%	–
33		Flash Networks Ltd. Warrants C(a)(c)(f)(i)(j)(k)	Private Equity— –%	–
78		Flash Networks Ltd. Warrants Ordinary(a)(c)(f)(i)(j)(k)	Private Equity— –%	–
4,000,000	(e	Giza GE Venture Fund III, L.P.(a)(c)(f)(g)(i)	Private Equity— –%	68,560
1,522,368	(e)	Neurone Ventures II, L.P.(a)(c)(f)(i)(j)	Private Equity—0.1%	267,404
32,574		Vidyo, Inc. Trust A (Preferred)(a)(c)(f)(i)(j)(l)	Private Equity— –%	–

10 Aberdeen Emerging Markets Equity Income Fund, Inc.

Portfolio of Investments (unaudited) (concluded)

As of June 30, 2018

Shares	Description	Industry and Percentage of Net Assets	Value (US$)
PRIVATE EQUITY (continued)
ISRAEL (continued)
15,532	Vidyo, Inc. Trust B (Preferred)(a)(c)(f)(i)(j)(l)	Private Equity— –%	$–
13,220	Vidyo, Inc. Trust B1 (Preferred)(a)(c)(f)(i)(j)(l)	Private Equity— –%	–
6,864	Vidyo, Inc. Trust C (Preferred)(a)(c)(f)(i)(j)(l)	Private Equity— –%	–
4,150	Vidyo, Inc. Trust C1 (Preferred)(a)(c)(f)(i)(j)	Private Equity— –%	–
82,872	Vidyo, Inc. Trust Common(a)(c)(f)(i)(j)(l)	Private Equity— –%	–
2,714	Vidyo, Inc. Trust D (Preferred)(a)(c)(f)(i)(j)(l)	Private Equity— –%	–
646,211
UNITED STATES—0.0%
1,952,000(e)	Technology Crossover Ventures IV, L.P.(a)(c)(f)(g)(i)	Private Equity— –%	2,733
	Total Private Equity		1,733,733
	Total Long-Term Investments—105.0% (cost $558,160,215)		504,719,886

Shares	Description	Value (US$)
SHORT-TERM INVESTMENT—6.8%
UNITED STATES—6.8%
32,805,275	State Street Institutional U.S. Government Money Market Fund, Institutional Class, 1.47%(m)	32,805,275
	Total Short-Term Investment—6.8% (cost $32,805,275)	32,805,275
	Total Investments—111.8% (cost $590,965,490)(n)	537,525,161
	Liabilities in Excess of Other Assets—(11.8)%	(56,571,037)
	Net Assets—100.0%	$480,954,124

(a)

Fair Valued Security. Fair Values are determined pursuant to procedures approved by the Fund’s Board of Directors. Unless otherwise noted, securities are valued by applying valuation factors to the exchange traded price. See Note 2(a) of the accompanying Notes to Financial Statements.

(b)

China A Shares. These shares are issued in local currency, traded in the local stock markets and are held through either a Qualified Foreign Institutional Investor (QFII) license or the Shanghai or Shenzhen Hong-Kong Stock Connect program.

(c)	Non-income producing security.

(d)	Denotes a security issued under Regulation S or Rule 144A.

(e)	Represents contributed capital.

(f)	Illiquid security.

(g)	In liquidation.

(h)	As of June 30, 2018, the aggregate amount of open commitments for the Fund is $2,675,412.

(i)	Restricted security, not readily marketable. See Note 6 of the accompanying Notes to Financial Statements.

(j)	Active private equity investments.

(k)	Exent Technologies Ltd. and Flash Networks Ltd. were securities received from the dissolution of Concord Fund I Liquidating Main Trust. See Note 6 of the accompanying Notes to Financial Statements.

(l)	Vidyo, Inc. Trust was a spinoff from SVE Star Ventures IX. See Note 6 of the accompanying Notes to Financial Statements.

(m)	Registered investment company advised by State Street Global Advisors. The rate shown is the 7 day yield as of June 30, 2018.

(n)	See accompanying Notes to Financial Statements for tax unrealized appreciation/(depreciation) of securities.

*	“Global” is the percentage attributable to the Fund’s holdings in a private equity fund which invests globally and is no categorized under a particular country.

ADR American Depositary Receipt

GDR Global Depositary Receipt

PLC Public Limited Company

See Notes to Financial Statements.

Amounts listed as “–” are $0 or round to $0.

Aberdeen Emerging Markets Equity Income Fund, Inc. 11

Statement of Assets and Liabilities (unaudited)

As of June 30, 2018

Assets
Investments, at value (cost $558,160,215)	$ 504,719,886
Short-term investments, at value (cost $32,805,275)	32,805,275
Foreign currency, at value (cost $720,975)	709,748
Interest and dividends receivable	2,470,886
Receivable for investments sold	229,243
Tax reclaim receivable	730,333
Prepaid expenses	242,752
Prepaid expenses in connection with bank loan	44,289
Total assets	541,952,412
Liabilities
Bank loan payable (Note 7)	49,000,000
Payable for investments purchased	8,976,891
Investment advisory fees payable (Note 3)	1,097,580
Accrued expenses for merged funds	972,702
Due to custodian	123,290
Administration fees payable (Note 3)	122,602
Chilean repatriation taxes (Note 2)	28,152
Director fees payable	22,712
Interest payable on bank loan	19,396
Investor relations fees payable (Note 3)	12,407
Other accrued expenses	622,556
Total liabilities	60,998,288

Net Assets	$480,954,124
Composition of Net Assets:
Common stock (par value $.001 per share) (Note 5)	$ 60,499
Paid-in capital in excess of par	508,191,922
Accumulated net investment income	3,572,219
Accumulated net realized gain from investment and foreign currency transactions	22,572,287
Net unrealized (depreciation) on investments and other assets and liabilities denominated in foreign currencies	(53,442,803)
Net Assets	$480,954,124
Net asset value per share based on 60,499,028 shares issued and outstanding	$ 7.95

See Notes to Financial Statements.

12	Aberdeen Emerging Markets Equity Income Fund, Inc.

Statement of Operations (unaudited)

For the Six-Month Period Ended June 30, 2018

Net Investment Income
Income
Dividends and other income (net of foreign withholding taxes of $768,962)	$ 8,754,675
Interest income	133,026
Total Investment Income	8,887,701
Expenses
Investment advisory fee (Note 3)	1,727,862
Chilean repatriation taxes (Note 2)	442,942
Legal fees and expenses	350,895
Administration fee (Note 3)	197,602
Custodian’s fees and expenses	176,135
Insurance expense	72,614
Directors’ fees and expenses	66,023
Reports to shareholders and proxy solicitation	59,995
Investor relations fees and expenses (Note 3)	42,297
Independent auditors’ fees and expenses	33,853
Transfer agent’s fees and expenses	26,941
Fund accounting fees	4,646
Bank loan fees and expenses	615
Miscellaneous	93,643
Total expenses before reimbursed/waived expenses	3,296,063
Interest expense (Note 7)	19,396
Total expenses	3,315,459
Less: Investment advisory fee waiver (Note 3)	(28,111)
Net expenses	3,287,348

Net Investment Income	5,600,353
Net Realized/Unrealized Gain/(Loss) from Investments and Foreign Currency Related Transactions:
Net realized gain/(loss) from:
Investment transactions	134,650,031
Foreign currency transactions	(2,461,275)
132,188,756
Net change in unrealized appreciation/(depreciation) on:
Investments (including $39,593 change in deferred capital gains tax) (Note 2)	(211,151,958)
Foreign currency translation	(70,558)
(211,222,516)
Net realized and unrealized gain from investments and foreign currency translations	(79,033,760)
Net Increase in Net Assets Resulting from Operations	$ (73,433,407)

See Notes to Financial Statements.

Aberdeen Emerging Markets Equity Income Fund, Inc.	13

Statements of Changes in Net Assets

	For the Six-Month Period Ended June 30, 2018 (unaudited)	For the Year Ended December 31, 2017
Increase/(Decrease) in Net Assets
Operations:
Net investment income	$ 5,600,353	$ 2,085,768
Net realized gain from investment and foreign currency related transactions	132,188,756	424,885
Net change in unrealized appreciation on investments and foreign currency translation	(211,222,516)	48,331,661
Net increase/(decrease) in net assets resulting from operations	(73,433,407)	50,842,314
Distributions to Shareholders from:
Net investment income	(974,787)	(3,157,650)
Net realized gains	(86,513,037)	–
Net decrease in net assets from distributions	(87,487,824)	(3,157,650)
Common Stock Transactions:
Proceeds from shares issued from the reorganizations resulting in the addition of 81,520,642 and 0 shares, respectively (Notes 1 and 13)	649,848,047	–
Cost of shares purchased through a tender offer (including $239,985 in expenses) of 28,470,130 and 0 shares, respectively (Note 5)	(225,159,713)	–
Change in net assets from capital transactions	424,688,334	–
Change in net assets resulting from operations	263,767,103	47,684,664
Net Assets:
Beginning of period	217,187,021	169,502,357
End of period (including accumulated net investment income/(distribution in excess of net investment income) of $3,572,219 and ($1,053,347) respectively)	$480,954,124	$217,187,021

Amounts listed as “–“ are $0 or round to $0.

See Notes to Financial Statements.

14	Aberdeen Emerging Markets Equity Income Fund, Inc.

Financial Highlights

	For the Six-Month Period Ended June 30, 2018		For the Fiscal Years Ended December 31,
	(unaudited)	(a)	2017 (b)	2016 (b)	2015	(b)	2014	(b)	2013	(b)
PER SHARE OPERATING PERFORMANCE(c):
Net asset value per common share, beginning of period	$9.99		$7.80	$5.91	$8.57		$10.70		$13.78
Net investment income	0.16		0.10	0.11	0.14		0.19		0.22
Net realized and unrealized gains/(losses) on investments and foreign currency transactions	(0.97)		2.23	1.88	(2.69)		(1.87)		(2.15)
Total from investment operations applicable to common shareholders	(0.81)		2.33	1.99	(2.55)		(1.68)		(1.93)
Dividends and distributions to common shareholders from:
Net investment income	(0.04)		(0.14)	(0.10)	(0.11)		(0.18)		(0.14)
Net realized gains	(1.25)		–	–	–		(0.27)		(1.01)
Total distributions	(1.29)		(0.14)	(0.10)	(0.11)		(0.45)		(1.15)
Capital Share Transactions:
Impact due to tender offer	0.06		–	–	–		–		–
Net asset value per common share, end of period	$7.95		$9.99	$7.80	$5.91		$8.57		$10.70
Market value, end of period	$7.00		$9.15	$6.78	$5.22		$7.74		$9.61
Total Investment Return Based on(d):
Market value	(10.75%	)	37.05%	31.68%	(30.95%	)	(14.78%	)	(13.38%	)
Net asset value	(6.01%	)	30.05%	33.81%	(29.42%	)(e)	(15.23%	)(e)	(13.13%	)(e)
Ratio to Average Net Assets/Supplementary Data:
Net assets, end of period (000 omitted)	$480,954		$217,187	$169,502	$128,544		$186,250		$232,531
Average net assets (000 omitted)	$422,207		$203,477	$161,113	$162,418		$228,971		$272,822
Total expenses, net of fee waivers(f)	1.57%		1.68%	1.37%	1.39%		1.26%		1.12%
Total expenses, excluding fee waivers(f)	1.58%	(h)	1.70%	1.38%	1.41%		1.28%		1.14%
Total expenses, excluding taxes net of fee waivers	1.36%	(h)	1.32%	1.34%	1.39%		1.26%		1.11%
Net investment income(f)	2.67%		1.03%	1.48%	1.82%		1.80%		1.72%
Portfolio turnover	120.10%		14.53%	10.71%	14.75%		13.58%		14.36%
Senior securities (loan facility) outstanding (000 omitted)	$49,000		$–	$–	$–		$–		$–
Asset coverage ratio on revolving credit facility at period end	1,082%		–	–	–		–		–
Asset coverage per $1,000 on revolving credit facility at period end(g)	$10,815		$–	$–	$–		$–		$–

(a)	Seven Aberdeen Funds reorganized into Aberdeen Emergering Markets Equity Income Fund on April 27, 2018. (See Notes 1 and 13)
(b)	Historical net asset value and per share amounts have been restated to reflect the conversion ratios in effect on the merger date of April 27, 2018.
(c)	Based on average shares outstanding.
(d)

Total investment return based on market value is calculated assuming that shares of the Fund’s common stock were purchased at the closing market price as of the beginning of the period, dividends, capital gains, and other distributions were reinvested as provided for in the Fund’s dividend reinvestment plan and then sold at the closing market price per share on the last day of the period. The computation does not reflect any sales commission investors may incur in purchasing or selling shares of the Fund. The total investment return based on the net asset value is similarly computed except that the Fund’s net asset value is substituted for the closing market value.

(e)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns based upon net asset value as reported.

(f)	Ratios include the effect of Chilean taxes.
(g)	Asset coverage ratio is calculated by dividing net assets plus the amount of any borrowings, for investment purposes by the amount of the Revolving Credit Facility.
(h)	Blended total expense ratio. (See Note 3)

Amounts listed as “–” are $0 or round to $0.

See Notes to Financial Statements.

Aberdeen Emerging Markets Equity Income Fund, Inc.	15

Notes to Financial Statements (unaudited)

June 30, 2018

1. Organization

Aberdeen Emerging Markets Equity Income Fund, Inc. (the “Fund”) was incorporated in Maryland on January 30, 1989 and commenced investment operations on September 27, 1989. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified closed-end, management investment company. The Fund trades on the NYSE MKT under the ticker symbol “AEF”.

On April 27, 2018, the Aberdeen Chile Fund, Inc. through a series of reorganizations, acquired the assets and assumed the liabilities of the

Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc. (“ABE”), Aberdeen Israel Fund, Inc. (“ISL”), Aberdeen Indonesia Fund, Inc. (“IF”), Aberdeen Latin America Equity Fund, Inc. (“LAQ”), Aberdeen Singapore Fund, Inc. (“SGF”), Aberdeen Greater China Fund, Inc. (“GCH”) and The Asia Tigers Fund, Inc. (“GRR”). The Aberdeen Latin America Equity Fund, Inc. is considered the performance and accounting survivor of the reorganizations and certain financial history of the Aberdeen Latin America Equity Fund, Inc. is included in these financial statements. The Aberdeen Chile Fund, Inc. is considered the tax survivor of the reorganizations.

The following is a summary of the net asset value per share issued as of April 27, 2018.

Fund	Shares Issued	Net Asset Value Per Shares Issued
Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc.,	15,379,430	15.6741
Aberdeen Israel Fund, Inc.	8,139,466	19.9425
Aberdeen Indonesia Fund, Inc.	7,242,752	7.5631
Aberdeen Latin America Equity Fund, Inc.	21,739,864	28.2129
Aberdeen Singapore Fund, Inc.	11,120,171	14.4589
Aberdeen Greater China Fund, Inc.	11,799,376	12.9360
The Asia Tigers Fund, Inc.	4,190,411	11.6849

Effective April 30, 2018, the Aberdeen Chile Fund, Inc. changed its name and strategy. The renamed Fund is Aberdeen Emerging Markets Equity Income Fund, Inc. and its new strategy is to seek to provide both current income and long-term capital appreciation by investing, under normal market conditions, at least 80% of its net assets, plus any borrowings for investment purposes, in emerging market equity securities. The Fund intends to use leverage for investment purposes through borrowing in an amount currently estimated to be approximately 10% of total assets.

2. Summary of Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services-Investment Companies. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform to generally accepted accounting principles in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The accounting records of the Fund are maintained in U.S. Dollars.

a. Security Valuation:

The Fund values its securities at current market value or fair value, consistent with regulatory requirements. “Fair value” is defined in the Fund’s Valuation and Liquidity Procedures as the price that could be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants without a compulsion to transact at the measurement date.

Equity securities that are traded on an exchange are valued at the last quoted sale price on the principal exchange on which the security is traded at the “Valuation Time” subject to application. The Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time). In the absence of a sale price, the security is valued at the mean of the bid/ask price quoted at the close on the principal exchange on which the security is traded. Securities traded on NASDAQ are valued at the NASDAQ official closing price. Closed-end funds and exchange-traded funds are valued at the market price of the security at the Valuation Time. Closed-end funds and exchange-traded funds (“ETFs”) are valued at the market price of the security at the Valuation Time. A security using any of these pricing methodologies is determined to be a Level 1 investment.

Foreign equity securities that are traded on foreign exchanges that close prior to Valuation Time are valued by applying valuation factors to the last sale price or the mean price as noted above. Valuation factors are provided by an independent pricing service provider approved by

16	Aberdeen Emerging Markets Equity Income Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

June 30, 2018

the Fund’s Board of Directors (the “Board”). These valuation factors are used when pricing the Fund’s portfolio holdings to estimate market movements between the time foreign markets close and the time the Fund values such foreign securities. These valuation factors are based on inputs such as depositary receipts, indices, futures, sector indices/ETFs, exchange rates, and local exchange opening and closing prices of each security. When prices with the application of valuation factors are utilized, the value assigned to the foreign securities may not be the same as quoted or published prices of the securities on their primary markets. A security that applies a valuation factor is determined to be a Level 2 investment because the exchange-traded price has been adjusted. Valuation factors are not utilized if the independent pricing service provider is unable to provide a valuation factor or if the valuation factor falls below a predetermined threshold; in such case, the security is determined to be a Level 1 investment.

Short-term investments are comprised of cash and cash equivalents invested in short-term investment funds which are redeemable daily. The Fund sweeps available cash into the State Street Institutional U.S. Government Money Market Fund, which has elected to qualify as a “government money market fund” pursuant to Rule 2a-7 under the Investment Company Act as of 1940, as amended, and has an objective, which is not guaranteed, to maintain a $1.00 per share net asset value (“NAV”). Generally, these investment types are categorized as Level 1 investments.

In the event that a security’s market quotations are not readily available or are deemed unreliable (for reasons other than because the foreign exchange on which it trades closes before the Valuation Time), the security is valued at fair value as determined by the Fund’s Pricing Committee, taking into account the relevant factors and surrounding circumstances using valuation policies and procedures approved by the Board. A security that has been fair valued by the Fund’s Pricing Committee may be classified as Level 2 or Level 3 depending on the nature of the inputs.

In accordance with the authoritative guidance on fair value measurements and disclosures under generally accepted accounting principles in the United States of America, the Fund discloses the fair value of its investments using a three-level hierarchy that classifies the inputs to valuation techniques used to measure the fair value. The hierarchy assigns Level 1, the highest level, measurements to valuations based upon unadjusted quoted prices in active markets for identical assets, Level 2 measurements to valuations based upon other significant observable inputs, including adjusted quoted prices in active markets for similar assets, and Level 3, the lowest level, measurements to valuations based upon unobservable inputs that are significant to the valuation. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability, which are based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. A financial instrument’s level within the fair value hierarchy is based upon the lowest level of any input that is significant to the fair value measurement.

Level 1 – quoted prices in active markets for identical investments;

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk); or

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The following is a summary of the inputs used as of June 30, 2018 in valuing the Fund’s investments and other financial instruments at fair value. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Please refer to the Portfolio of Investments for a detailed breakout of the security types:

Investments, at Value	Level 1 – Quoted Prices ($)	Level 2 – Other Significant Observable Inputs ($)	Level 3 – Significant Unobservable Inputs ($)	Total ($)
Investments in Securities
Common Stocks	$160,134,648	$302,263,641	$–	$462,398,289
Preferred Stocks	17,987,061	22,600,803	–	40,587,864
Short-Term Investment	32,805,275	–	–	32,805,275
Total	$210,926,984	$324,864,444	$–	$535,791,428
Private Equity (a)				1,733,733
Total Investments				$537,525,161

Amounts listed as “–” are $0 or round to $0.

(a)        Private Equity investments are measured at the net asset valuations provided by the underlying funds as a practical expedient and have not been classified in the fair value levels. The fair value amounts presented are intended to permit reconciliation to the total investment amount presented in the Portfolio of Investments.

Aberdeen Emerging Markets Equity Income Fund, Inc.	17

Notes to Financial Statements (unaudited) (continued)

June 30, 2018

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing transfers at the end of each period. For the six-month period ended June 30, 2018, there were no transfers between Levels 1, 2 or 3. For the six-month period ended June 30, 2018, there were no significant changes to the fair valuation methodologies.

b. Foreign Currency Translation:

Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. Dollars at the exchange rate of said currencies against the U.S. Dollar, as of the Valuation Time, as provided by an independent pricing service approved by the Board.

Foreign currency amounts are translated into U.S. Dollars on the following basis:

(i)           market value of investment securities, other assets and liabilities – at the current daily rates of exchange; and

(ii)        purchases and sales of investment securities, income and expenses – at the rate of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments in equity securities which is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities. Accordingly, realized and unrealized foreign currency gains and losses with respect to such securities are included in the reported net realized and unrealized gains and losses on investment transactions balances.

The Fund reports certain foreign currency related transactions and foreign taxes withheld on security transactions as components of realized gains for financial reporting purposes, whereas such foreign currency related transactions are treated as ordinary income for U.S. federal income tax purposes.

Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation/depreciation in value of investments, and translation of other assets and liabilities denominated in foreign currencies.

Net realized foreign exchange gains or losses represent foreign exchange gains and losses from transactions in foreign currencies and forward foreign currency contracts, exchange gains or losses realized between the trade date and settlement date on security transactions, and the difference between the amounts of interest and dividends recorded on the Fund’s books and the U.S. Dollar equivalent of the amounts actually received.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin, including unanticipated movements in the value of the foreign currency relative to the U.S. Dollar. Generally, when the U.S. Dollar rises in value against foreign currency, the Fund’s investments denominated in that foreign currency will lose value because the foreign currency is worth fewer U.S. Dollars; the opposite effect occurs if the U.S. Dollar falls in relative value.

c. Rights Issues and Warrants:

Rights issues give the right, normally to existing shareholders, to buy a proportional number of additional securities at a given price (generally at a discount) within a fixed period (generally a short-term period) and are offered at the company’s discretion. Warrants are securities that give the holder the right to buy common stock at a specified price for a specified period of time. Rights issues and warrants are speculative and have no value if they are not exercised before the expiration date. Rights issues and warrants are valued at the last sale price on the exchange on which they are traded.

d. Security Transactions, Investment Income and Expenses:

Security transactions are recorded on the trade date. Realized and unrealized gains/(losses) from security and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date except for certain dividends on foreign securities, which are recorded as soon as the Fund is informed after the ex-dividend date. Interest income and expenses are recorded on an accrual basis.

e. Distributions:

The Fund records dividends and distributions payable to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These book basis/tax basis differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as return of capital.

18	Aberdeen Emerging Markets Equity Income Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

June 30, 2018

f. Federal Income Taxes:

The Fund intends to continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in Subchapter M of the Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Since tax authorities can examine previously filed tax returns, the Fund’s U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended December 31 are subject to such review.

g. Foreign Withholding Tax:

Income received by the Fund from sources within Chile and other foreign countries may be subject to withholding and other taxes imposed by Chile and such other countries. The Fund incurs foreign Chilean taxes on income as well as realized gains generated from Chilean securities where there is no Chilean market presence. In order to have “market presence,” a Chilean security must have either: (i) transactions greater than or equal to 1,000 Chilean UF (Unidad de Fomentos, a unit of account used in Chile) in 25% or more of the last 180 days; or (ii) a “market maker” acting in accordance with General Regulation No. 327 of the Superintendencia de Valores y Seguros, the primary Chilean securities and insurance supervisor. For the six-month period ended June 30, 2018, the Fund incurred $443,942 of such expense. The Fund also accrues foreign Chilean taxes on securities with little to no Chilean market presence in an amount equal to what the Fund would owe if the securities were sold and the proceeds repatriated on the valuation date as a liability and reduction of unrealized gains. As of June 30, 2018, the Fund had sold out of all of its local Chilean holdings and therefore there is no accrual at this time.

h. Partnership Accounting Policy:

The Fund records its pro-rata share of the income/(loss) and capital gains/(losses) allocated from the private equity investments, which are classified as partnerships, and adjusts the cost of the underlying partnerships accordingly. These amounts are included in the Fund’s Statement of Operations.

3. Agreements and Transactions with Affiliates

a. Investment Adviser:

Aberdeen Asset Managers Limited (“AAML” or the “Adviser”) serves as the Fund’s investment adviser with respect to all investments. AAML is an indirect wholly-owned subsidiary of Standard Life Aberdeen plc. Prior to April 28, 2018, AAML received, as compensation for its advisory services from the Fund, an annual fee, calculated weekly and paid quarterly, equal to 1.00% of the first $100 million of the Fund’s average weekly market value or net assets (whichever is lower), 0.90% of the next $50 million and 0.80% of amounts above $150 million. AAML had agreed to contractually waive 0.02% of its annual advisory fee in an advisory fee waiver agreement (“Waiver Agreement”). Effective April 28, 2018, AAML receives, an annual fee, calculated weekly and paid quarterly, equal to 0.90% of the first $250 million, 0.80% of amounts $250-$500 million and 0.75% of amounts over $500 million. For the six-month period ended June 30, 2018, AAML earned $1,727,862 for advisory services, of which it waived $13,386 pursuant to the Waiver Agreement. Effective April 30, 2018, the Board approved the termination of the Waiver Agreement.

Effective April 30, 2018 AAML entered into a written contract (the “Expense Limitation Agreement”) with the Fund that is effective through April 30, 2020. The Expense Limitation Agreement limits the total ordinary operating expenses of the Fund (excluding any interest, taxes, brokerage fees, short sale dividend and interest expenses and non-routine expenses) from exceeding 1.20% of the average daily Net Assets of the Fund on an annualized basis. The total amount of the waiver for the six-month period ended June 30, 2018 pursuant to the Expense Limitation Agreement was $14,725.

b. Fund Administration:

Aberdeen Asset Management Inc. (“AAMI”), an affiliate of the Adviser, is the Fund’s Administrator, pursuant to an agreement under which AAMI receives a fee paid by the Fund, at an annual fee rate of 0.08% of the Fund’s average monthly net assets. For the six-month period ended June 30, 2018, AAMI earned $197,602 from the Fund for administration services. This fee is the net amount paid to AAMI adjusted for the portion paid to BTG Pactual Chile as described below.

BTG Pactual Chile S.A. Administradora de Fondos de Inversion de Capital Extranjero (formerly, Celfin Capital S.A. Administradora de Fondos de Capital Extranjero) (“BTG Pactual Chile”) serves as the Fund’s Chilean administrator. For its services, BTG Pactual Chile is paid a fee out of the administration fee payable to AAMI, calculated weekly and paid quarterly at an annual rate of 0.05% of the Fund’s average weekly market value of its Chiliean holdings. In addition, BTG Pactual Chile receives a supplemental administration fee, annual reimbursement of out of pocket expenses and an accounting fee from the Fund. For the

Aberdeen Emerging Markets Equity Income Fund, Inc.	19

Notes to Financial Statements (unaudited) (continued)

June 30, 2018

six-month period ended June 30, 2018, the administration and accounting fees earned by BTG Pactual Chile amounted to $30,107 and $4,646, respectively.

c. Investor Relations:

Under the terms of the Investor Relations Services Agreement, AAMI provides and/or engages third parties to provide investor relations services to the Fund and certain other funds advised by AAML or its affiliates as part of an Investor Relations Program. Under the Investor Relations Services Agreement, the Fund owes a portion of the fees related to the Investor Relations Program (the “Fund’s Portion”). However, investor relations services fees are limited by AAMI so that the Fund will only pay up to an annual rate of 0.05% of the Fund’s average weekly net assets. Any difference between the capped rate of 0.05% of the Fund’s average weekly net assets and the Fund’s Portion is paid for by AAMI.

Pursuant to the terms of the Investor Relations Services Agreement, AAMI (or third parties hired by AAMI), among other things, provides objective and timely information to shareholders based on publicly-available information; provides information efficiently through the use of technology while offering shareholders immediate access to knowledgeable investor relations representatives; develops and maintains effective communications with investment professionals from a wide variety of firms; creates and maintains investor relations communication materials such as fund manager interviews, films and webcasts, published white papers, magazine articles and other relevant materials discussing the Fund’s investment results, portfolio positioning and outlook; develops and maintains effective communications with large institutional shareholders; responds to specific shareholder questions; and reports activities and results to the Board and management detailing insight into general shareholder sentiment.

During the six-month period ended June 30, 2018, the Fund incurred investor relations fees of approximately $38,077. The investor relations fees incurred during the period will not tie to the “Investor relations fees and expenses” line item in the Statement of Operations because the figure in the Statement of Operations includes an adjustment for amounts accrued during the Fund’s prior fiscal year.

4. Investment Transactions

Purchases and sales of investment securities (excluding short-term securities) for the six-month period ended June 30, 2018, were $502,144,072 and $741,563,268, respectively.

5. Capital

The authorized capital of the Fund is 100 million shares of $0.001 par value per share of common stock. As of June 30, 2018, there were 60,499,028 shares of common stock issued and outstanding.

a. Tender Offer and Distribution:

On May 11, 2018, the Fund’s Board approved a tender offer for shares of the Fund’s common stock. The tender offer authorized the Fund to purchase up to 32% of its issued and outstanding shares at a price equal to 99% of the Fund’s net asset value per share at the close of business on the NYSE American on June 20, 2018, the first business day following the expiration of the offer. The tender offer commenced on May 22, 2018 and expired on June 19, 2018. In connection with the tender offer, the Fund purchased 28,470,130 shares of capital stock at a price equal to $7.9002 per share. The tender offer was oversubscribed and all tenders of shares were subject to pro ration (at a ratio of approximately 0.44155) in accordance with the terms of the tender offer. The Fund also paid a distribution of US$0.882 per share on June 28, 2018 to all shareholders of record as of June 15, 2018, which, in combination with the tender offer, represents an aggregate distribution of approximately 41.1% of the Fund’s assets as of the close of business April 27, 2018.

6. Open Market Repurchase Program

The Board has authorized, but does not require, Fund management to make open market purchases from time to time in an amount up to 10% of the Fund’s outstanding shares, in accordance with Rule 10b-18 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and other applicable federal securities laws. Such purchases may be made when, in the reasonable judgment of Fund management, such repurchases may enhance shareholder value. The Fund reports repurchase activity on the Fund’s website on a monthly basis. For the six-month period ended June 30, 2018, the Fund did not repurchase any shares pursuant to its open market repurchase program.

7. Credit Facility

On June 26, 2018, the Fund entered into a revolving credit facility of $65,000,000 with The Bank of Nova Scotia for a 1-year term. The outstanding balance on the loan as of June 30, 2018 was $49,000,000 and the average interest rate on the loan facility was 2.85%. The interest expense is accrued on a daily basis and is payable to The Bank of Nova Scotia on a monthly basis. The amounts borrowed from the loan facility may be invested to return higher rates than the rates in the Fund’s portfolio. However, the cost of leverage could exceed the income earned by the Fund on the proceeds of such leverage. To the extent that the Fund is unable to invest the proceeds from the use of leverage in assets which pay interest at a rate which exceeds the rate paid on the leverage, the yield on the Fund’s common stock will decrease. In addition, in the event of a general market decline in the value of assets in which the Fund invests, the effect of that decline will be magnified in the Fund because of the additional assets purchased with the proceeds of the leverage. Non-recurring expenses in connection with the implementation of the loan facility will reduce the Fund’s performance.

20	Aberdeen Emerging Markets Equity Income Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

June 30, 2018

The Fund’s leveraged capital structure creates special risks not associated with unleveraged funds having similar investment objectives and policies. The funds borrowed pursuant to the loan facility may constitute a substantial lien and burden by reason of their prior claim against the income of the Fund and against the net assets of the Fund in liquidation. The Fund is not permitted to declare dividends or other distributions in the event of default under the loan facility. In the event of a default under the loan facility, the lenders have the right to cause a liquidation of the collateral (i.e., sell portfolio securities and other assets of the Fund) and, if any such default is not cured, the lenders may be able to control the liquidation as well. The loan facility has a term of one year and is not a perpetual form of leverage; there can be no assurance that the loan facility will be available for renewal on acceptable terms, if at all. Bank loan fees and expenses included in the Statement of Operations include fees for the renewal of the loan facility as well as commitment fees for any portion of the loan facility not drawn upon at any time during the period.

The credit agreement governing the loan facility includes usual and customary covenants for this type of transaction. These covenants impose on the Fund asset coverage requirements, Fund composition requirements and limits on certain investments, such as illiquid investments, which are more stringent than those imposed on the Fund by the 1940 Act. The covenants or guidelines could impede the Investment Manager from fully managing the Fund’s portfolio in accordance with the Fund’s investment objective and policies.

8. Private Equity Investments

Certain of the Fund’s investments, listed in the chart below, are restricted as to resale and are valued at fair value as determined in good faith by, or under the direction of, the Board under procedures established by the Board in the absence of readily ascertainable market values.

Security(1)	Acquisition Date(s)	Total Commitments	Cost	Fair Value At 6/30/18	Percent of Net Assets	Cumulative Distributions Received(2)
ABS GE Capital Giza Fund, L.P.	02/03/98 – 02/13/02	$1,250,000	$985,303	$29,688	0.01	$1,660,765
BPA Israel Ventures, LLC(3)	10/05/00 – 12/09/05	4,600,000	1,809,951	255,207	0.05	705,645
Delta Fund I, L.P.	11/15/00 – 03/28/07	250,000	89,240	25,352	0.01	339,118
Emerging Markets Ventures I, L.P.(3)	01/22/98 – 01/10/06	13,100,000	3,999,829	167,293	0.03	12,723,311
Exent Technologies Ltd. Preferred A1 Shares (4)	11/29/15	–	178,199	–	–	–
Exent Technologies Ltd. Preferred C Shares (4)	11/29/15	–	–	–	–	–
Exent Technologies Ltd. Warrants A1 (4)	11/29/15	–	–	–	–	–
Flash Networks Ltd. Ordinary Shares (4)	11/29/15	–	163,839	–	–	–
Flash Networks Ltd. Series C Preferred (4)	11/29/15	–	–	–	–	–
Flash Networks Ltd. Series C-1 Preferred (4)	11/29/15	–	–	–	–	–
Flash Networks Ltd. Series D Preferred (4)	11/29/15	–	–	–	–	–
Flash Networks Ltd. Series E Preferred (4)	11/29/15	–	–	–	–	–
Flash Networks Ltd. Warrants C (4)	11/29/15	–	–	–	–	–
Flash Networks Ltd. Warrants Ordinary (4)	11/29/15	–	–	–	–	–
Giza GE Venture Fund III, L.P.	01/31/00 – 11/23/06	4,000,000	2,429,172	68,560	0.01	1,323,321
Neurone Ventures II, L.P.	11/24/00 – 12/21/10	1,500,000	237,783	267,404	0.06	1,067,128
Technology Crossover Ventures IV, L.P. (3)	03/08/00 – 09/27/10	2,000,000	359,691	2,733	–	3,045,426
Telesoft Partners II QP, L.P.	07/14/00 – 03/01/10	2,400,000	1,112,731	917,496	0.19	1,282,411
Vidyo, Inc. Trust A (Preferred) (5)	11/22/13	–	29,796	–	–	–

Aberdeen Emerging Markets Equity Income Fund, Inc.	21

Notes to Financial Statements (unaudited) (continued)

June 30, 2018

Security(1)	Acquisition Date(s)	Total Commitments	Cost	Fair Value At 6/30/18	Percent of Net Assets	Cumulative Distributions Received(2)
Vidyo, Inc. Trust B (Preferred) (5)	11/22/13	$–	$14,207	$–	$–	$–
Vidyo, Inc. Trust B1 (Preferred) (5)	11/22/13	–	12,092	–	–	–
Vidyo, Inc. Trust C (Preferred) (5)	11/22/13	–	6,279	–	–	–
Vidyo, Inc. Trust C1 (Preferred) (5)	11/22/13	–	3,796	–	–	–
Vidyo, Inc. Trust Common (5)	11/22/13	–	71,948	–	–	–
Vidyo, Inc. Trust D (Preferred) (5)	11/22/13	–	2,482	–	–	–
Total		$29,100,000	$11,506,338	$1,733,733	0.36	$22,147,125

Amounts listed as “ – ” are $0 or round to $0.

(1)   Extent Technologies Ltd., Flash Networks Ltd., Neurone Ventures II, L.P., Telesoft Partners II QP, L.P. and Vidyo, Inc. Trust are still considered active investments by the Fund’s Adviser. ABS GE Capital Giza Fund, L.P., BPA Israel Ventures, LLC, Delta Fund I, L.P., Giza GE Venture Fund III, L.P., Emerging Markets Ventures I, L.P. and Technology Crossover Ventures IV, L.P. are in liquidation.

(2)  Cumulative Distributions include distributions received from Income, realized gains or return of capital. Distributions from return of capital will reduce the cost basis of the security.

(3)  BPA Israel Ventures LLC has open commitments of $1,250,825. Emerging Markets Ventures I, L.P. has open commitments of $1,376,587. Technology Crossover Ventures IV, LP has open commitments of $48,000.

(4)  Exent Technologies Ltd. and Flash Networks Ltd. were securities received from the dissolution of Concord Fund I Liquidating Main Trust.

(5)  Vidyo Inc., Trust was a spinoff from SVE Star Ventures IX. SVE Star Ventures IX reached the end of its term in 2012 and, accordingly, its entire portfolio was sold in a secondary transaction which closed on December 24, 2012. During the secondary transaction, the Fund’s pro rata holdings in Vidyo (and its affiliate Delta Vidyo) were excluded from the transaction, placed in trust and considered as a distribution-in-kind.

The Fund may incur certain costs in connection with the disposition of the above securities.

9. Portfolio Investment Risks

a. Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, and political or social instability or diplomatic developments, which could adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers of industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries. Foreign securities may also be harder to price than U.S. securities.

The value of foreign currencies relative to the U.S. Dollar fluctuates in response to market, economic, political, regulatory, geopolitical or other conditions. A decline in the value of a foreign currency versus the U.S. Dollar reduces the value in U.S. Dollars of investments denominated in that foreign currency. This risk may impact the Fund more greatly to the extent the Fund does not hedge its currency risk, or hedging techniques used by the Adviser are unsuccessful.

b. Risks Associated with Emerging Markets

The emerging countries’ securities markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. A high proportion of the securities of many companies in emerging countries may be held by a limited number of persons, which may limit the number of securities available for investment by the Fund. The limited liquidity of emerging country securities markets may also affect the Fund’s ability to acquire or dispose of securities at the price and time it wishes to do so.

22	Aberdeen Emerging Markets Equity Income Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

June 30, 2018

c. Risks Associated with Restricted Securities

The Fund, subject to local investment limitations, may invest up to 30% of its assets (at the time of commitment) in illiquid equity securities, including securities of private equity funds (whether in corporate or partnership form) that invest primarily in emerging markets. When investing through another investment fund, the Fund will bear its proportionate share of the expenses incurred by that underlying fund, including management fees. Such securities are expected to be illiquid and may involve a high degree of business and financial risk and may result in substantial losses. Because of the current absence of any liquid trading market for these investments, the private equity funds may take longer to liquidate than would be the case for publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized on such sales could be substantially less than those originally paid by the Fund or the current carrying values and these differences could be material. Further, companies whose securities are not publicly traded may not be subject to the disclosures and other investor protection requirements applicable to companies whose securities are publicly traded.

d. China Risk

The economy of China differs from the U.S. and other more established economies in such respects as structure, general development, government involvement, wealth distribution, rate of inflation, growth rate, allocation of resources and capital reinvestment, and some of these differences are unfavorable to investors. Therefore, investing in China involves a high degree of risk and special considerations not typically associated with investing in other more established economies or securities markets. The Fund invests in China A shares. China A shares are shares in mainland China-based companies that trade on Chinese stock exchanges and are usually only available to foreign investors through a quota license or by purchasing Shanghai and Shenzhen Stock Exchange-listed securities via brokers in Hong Kong through the Shanghai-Hong Kong Stock Connect and Shenzhen-Hong Kong Stock Connect programs (collectively, “Stock Connect”). Investing in China A shares may involve special risk considerations such as volatility in the China A share market and uncertainty regarding taxation. The Fund’s ability to freely trade in China A shares as a foreign investor through the quota license or Stock Connect may be limited by quota and repatriation restrictions, and utilizing Stock Connect is subject to trading, clearance and settlement procedures in China that are relatively new and untested.

e. Sector Risk

To the extent that the Fund has a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector, the Fund may be more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly.

Financial Sector Risk. To the extent that the financials sector represents a significant portion of the Fund’s investments, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, factors impacting this sector. Performance of companies in the financials sector may be adversely impacted by many factors, including, among others, government regulations, economic conditions, credit rating downgrades, changes in interest rates, and decreased liquidity in credit markets. The impact of more stringent capital requirements, recent or future regulation of any individual financial company, or recent or future regulation of the financials sector as a whole cannot be predicted. In recent years, cyber attacks and technology malfunctions and failures have become increasingly frequent in this sector and have caused significant losses.

Information Technology Sector Risk. To the extent that the information technology sector represents a significant portion of the Fund’s investments, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, factors impacting this sector. Companies in the technology sectors are subject to certain risks, including the risk that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. Performance of such companies may be affected by factors including obtaining and protecting patents (or the failure to do so) and significant competitive pressures, including aggressive pricing of their products or services, new market entrants, competition for market share and short product cycles due to an accelerated rate of technological developments. Such competitive pressures may lead to limited earnings and/or falling profit margins. As a result, the value of their securities may fall or fail to rise.

f. Valuation Risk

The price that the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation methodology or a price provided by an independent pricing service. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lower than expected gain upon the sale of the investment. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

10. Contingencies

In the normal course of business, the Fund may provide general indemnifications pursuant to certain contracts and organizational

Aberdeen Emerging Markets Equity Income Fund, Inc.	23

Notes to Financial Statements (unaudited) (continued)

June 30, 2018

documents. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund, and therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

11. Tax Information

The U.S. federal income tax basis of the Fund’s investments (including derivatives, if applicable) and the net unrealized depreciation as of June 30, 2018 were as follows:

Tax Basis of Investments	Appreciation	Depreciation	Net Unrealized Depreciation
$590,965,490	$14,549,331	$(67,989,660)	$(53,440,329)

12. Subsequent Events

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no disclosures and/or adjustments were required to the financial statements as of June 30, 2018.

13. Fund Reorganization

Effective April 27, 2018, the Aberdeen Chile Fund, Inc. (the “Acquiring Fund”), acquired all of the assets and assumed all of the liabilities of the Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc. (“ABE”), Aberdeen Israel Fund, Inc. (“ISL”), Aberdeen Indonesia Fund, Inc. (“IF”), Aberdeen Latin America Equity Fund, Inc. (“LAQ”), Aberdeen Singapore Fund, Inc. (“SGF”), Aberdeen Greater China Fund, Inc. (“GCH”) and The Asia Tigers Fund, Inc. (“GRR”) (the “Acquired Funds”) pursuant to a plan of reorganization approved by the Board of Directors on October 4, 2017 except GRR, which approved on October 31, 2017. The acquisition was accomplished by a tax-free exchange as follows:

49,853,913 shares of the Acquired Funds, fair valued at $769,560,237 for 79,611,470 shares of the Acquiring Fund.

The investment portfolio and cash of the Acquired Funds, with a fair value of $769,560,237 and identified cost of $669,191,819 were the principal assets acquired by the Acquiring Fund. For financial reporting purposes, assets received and shares issued by the Acquiring Fund, were recorded at value; however, the cost basis of the investments received from each of the Acquired Funds was carried forward to align ongoing reporting of the Acquiring Fund realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. The Acquiring Fund acquired capital loss carryovers of $13,639,397 which is subject to loss limitations from the Acquired Funds. Immediately prior to the merger, the net assets of the Acquiring Fund were $90,453,557.

Assuming that the merger had been completed on January 1, 2018, the Acquiring Fund’s pro forma results of operations for the six months ended June 30, 2018 are as follows:

Net investment income	$4,129,162
Net realized and unrealized loss from investments	17,225,246
Net increase in net assets resulting from operations	21,354,408

Because the combined investment portfolios have been managed as a single integrated portfolio since the merger was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Funds that have been reflected in the statement of operations since April 27, 2018 for the Acquiring Fund.

The chart below shows a summary of net assets, shares outstanding, net asset value per share, net unrealized appreciation/(depreciation), and accumulated net realized gains/(losses), before and after the reorganization.

	Shares Outstanding	Net Assets	Net Asset Value Per Share	Net Unrealized Appreciation (Depreciation)	Accumulated Net Realized Gain/(Loss)
Before Reorganization
Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc.	9,484,813	$148,665,555	$15.67	$(4,438,520)	$ (7,214,263)
Aberdeen Israel Fund, Inc.	3,945,468	78,682,385	19.94	29,355,050	1,581,369
Aberdeen Indonesia Fund, Inc.	9,257,205	70,012,721	7.56	9,430,450	(991,879)
Aberdeen Latin America Equity Fund, Inc.	7,448,517	210,143,941	28.21	23,607,425	1,952,021
Aberdeen Singapore Fund, Inc.	7,434,333	107,492,280	14.46	27,382,433	(389,863)
Aberdeen Greater China Fund, Inc.	8,816,794	114,054,347	12.94	9,242,164	221,508
The Asia Tigers Fund, Inc.	3,466,783	40,509,009	11.68	5,063,007	83,140
Aberdeen Chile Fund, Inc.	9,357,690	90,453,557	9.67	25,992,917	7,327,710
Total		$860,013,795		$125,634,926	$2,569,743

24	Aberdeen Emerging Markets Equity Income Fund, Inc.

Notes to Financial Statements (unaudited) (concluded)

June 30, 2018

	Shares Outstanding	Net Assets	Net Asset Value Per Share	Net Unrealized Appreciation (Depreciation)	Accumulated net realized gain/(loss)
After Reorganization Aberdeen Emerging Markets Equity Income Fund, Inc.	88,969,160	$860,013,795	$9.67	$125,634,926	$2,569,743

Aberdeen Emerging Markets Equity Income Fund, Inc.	25

Supplemental Information (unaudited)

The Annual Meeting of Shareholders was held on January 26th, 2018 at AAMI’s offices at 1735 Market Street, 32nd Floor, Philadelphia, PA 19103. The description of the proposal and number of shares voted at the meeting are as follows:

To elect two Class I Directors and one Class II Director to the Board of Directors:

	Target Fund Currently Overseen by Nominee	Percentage of Votes Cast For	Votes For	Percentage of Votes Cast Against	Votes Against	Abstained
Nancy Yao
Maasbach(1)	The Asia Tigers Fund, Inc. (GRR)	94.34%	7,624,979	3.46%	279,534	178,185
C. William
Maher(2)	Aberdeen Greater China Fund, Inc. (GCH)	95.01%	7,679,263	2.81%	226,873	176,563
Rahn Porter(1)	Aberdeen Singapore Fund, Inc. (SGF)	91.20%	7,371,058	2.86%	230,790	480,850

(1) Class I Director serving until 2021 Annual Meeting of Shareholders.

(2) Class II Director serving until 2019 Annual Meeting of Shareholders.

The description of the Special Meeting Proposals, the percentage of shareholders’ votes cast for and against each Special Meeting proposal and number of shares voted at the Meeting are as follows:

	Percentage of Votes Cast For	Votes For	Percentage of Votes Cast Against	Votes Against	Abstained
i) an amendment to the Fund’s Articles of Incorporation to increase the total number of shares of capital stock	90.02%	5,076,435	8.67%	488,687	74,341
ii) the issuance of additional shares of common stock of the Fund in connection with the potential reorganizations	89.94%	5,071,878	8.72%	491,459	76,127
iii) the elimination of the Fund’s fundamental investment policy to invest primarily in Chilean securities	90.14%	5,083,491	8.54%	481,739	74,233
iv) an amendment to the Fund’s fundamental investment restriction relating to borrowing	89.22%	5,031,456	9.38%	528,747	79,260
v) an amendment to the Fund’s Investment Advisory Agreement	94.45%	5,326,645	4.15%	233,852	78,967

26	Aberdeen Emerging Markets Equity Income Fund, Inc.

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Corporate Information

Directors	U.S. Administrator
James J. Cattano	Aberdeen Asset Management Inc.
Lawrence J. Fox	1735 Market Street, 32nd Floor
Nancy Yao Maasbach	Philadelphia, PA 19103
C. William Maher
Rahn Porter	Transfer Agent
Steven N. Rappaport, Chairman	Computershare Trust Company, N.A.
P.O. Box 30170
Officers	College Station, TX 77842-3170
Christian Pittard, Chief Executive Officer and President
Jeffrey Cotton, Vice President and Chief Compliance Officer	Independent Registered Public Accounting Firm
Andrea Melia, Treasurer and Chief Financial Officer	KPMG LLP
Megan Kennedy, Vice President and Secretary	1601 Market Street
Joseph Andolina, Vice President-Compliance	Philadelphia, PA 19103
Alan Goodson, Vice President
Bev Hendry, Vice President	Legal Counsel
Joanne Irvine, Vice President	Willkie Farr & Gallagher LLP
Devan Kaloo, Vice President	787 Seventh Avenue
Jennifer Nichols, Vice President	New York, NY 10019
Nick Robinson, Vice President
Lucia Sitar, Vice President	Investor Relations
Hugh Young, Vice President	Aberdeen Asset Management Inc.
Sharon Ferrari, Assistant Treasurer	1735 Market Street, 32nd Floor
Heather Hasson, Assistant Secretary	Philadelphia, PA 19103
1-800-522-5465
Investment Adviser	InvestorRelations@aberdeen-asset.com
Aberdeen Asset Managers Limited
Bow Bells House
1 Bread Street
London, United Kingdom
EC4M 9HH

Custodian
State Street Bank and Trust Co.
1 Heritage Drive, 3rd Floor
North Quincy, MA 02171

Aberdeen Asset Managers Limited

The Financial Statements as of June 30, 2018 included in this report were not audited and accordingly, no opinion is expressed thereon.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may purchase, from time to time, shares of its common stock in the open market.

Shares of Aberdeen Emerging Markets Equity Income Fund, Inc. are traded on the NYSE American under the symbol “AEF”. Information about the Fund’s net asset value and market price is available at www.aberdeenaef.com.

This report, including the financial information herein, is transmitted to the shareholders of Aberdeen Emerging Markets Equity Income Fund, Inc. for their general information only. It does not have regard to the specific investment objectives, financial situation and the particular needs of any specific person. Past performance is no guarantee of future returns.

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International investing entails special risk considerations, including currency fluctuations, lower liquidity, economic and political risks, and differences in accounting methods; these risks are generally heightened for emerging market investments. Closed-end funds are traded on the secondary market through one of the stock exchanges. The Fund’s investment return and principal value will fluctuate so that an investor’s shares may be worth more or less than the original cost. Shares of closed-end funds may trade above (a premium) or below (a discount) the net asset value (NAV) of the Fund. The net asset value (NAV) is the value of an entity’s assets less the value of its liabilities. The market price is the current price at which an asset can be bought or sold. There is no assurance that the Fund will achieve its investment objective. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. Diversification does not ensure a profit or protect against a loss in a declining market.

AEF Semi-Annual

Aberdeen Standard Investments is a brand of the investment businesses of Aberdeen Asset Management and Standard Life Investments.

Item 2 - Code of Ethics.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 3 - Audit Committee Financial Expert.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 4 - Principal Accountant Fees and Services.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 5 —    Audit Committee of Listed Registrants.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 6 - Schedule of Investments.

(a) Included as part of the Report to Shareholders filed under Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 8 - Portfolio Managers of Closed-End Management Investment Companies.

(a)   Not applicable to semi-annual report on Form N-CSR.

(b)   During the period ended June 30, 2018, there were no changes in the Portfolio Managers.

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period	(a) Total Number of Shares Purchased	(b) Average Price Paid per Share	(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs (1)	(d) Maximum Number of Shares That May Yet Be Purchased Under the Plans or Programs (1)
January 1, 2018 through January 31, 2018	None	None	None	0
February 1, 2018 through February 28, 2018	None	None	None	0
March 1, 2018 through March 31, 2018	None	None	None	0
April 1, 2018 through April 30, 2018	None	None	None	0
May 1, 2018 through May 31, 2018	None	None	None	0
June 1, 2018 through June 30, 2018(2)	28,470,130	$7.9002	28,470,130	8,896,915
Total	28,470,130	$7.9002	28,470,130	—

(1) On December 6, 2011, the Board of Directors of the Aberdeen Chile Fund, Inc. (“CH” or the “Fund”) authorized an open market repurchase program, which authorized management to make open market purchases from time to time in an amount up to 10% of the Fund’s outstanding shares.  On December 12, 2017, consistent with Regulation M, which prohibits a fund from purchasing its shares during a restricted period following the announcement of a tender offer by that fund, the CH Board of Directors approved a suspension of the Fund’s open market repurchase program until the completion of the tender offer on the Fund (the “Tender Offer”) following the Fund Consolidation, discussed below.  Purchases pursuant to the program were permitted to be made when, in the reasonable judgment of Fund management, such repurchases may enhance shareholder value.  The Fund successfully completed the reorganizations of Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc., Aberdeen Israel Fund, Inc., Aberdeen Indonesia Fund, Inc., Aberdeen Latin America Equity Fund, Inc., Aberdeen Singapore Fund, Inc., Aberdeen Greater China Fund, Inc. and The Asia Tigers Fund, Inc. into CH after close of regular business on April 27, 2018 (the “Fund Consolidation”).  Effective April 30, 2018, the consolidated fund was renamed Aberdeen Emerging Markets Equity Income Fund, Inc. (“AEF”), changed its investment objective and strategy and began to trade on the NYSE American Exchange under the ticker symbol “AEF.”   The Board announced on October 4, 2017, that subject to the completion of the Fund Consolidation, AEF will also establish a targeted discount policy, which will seek to manage the AEF’s discount by: (1) committing AEF to buy back shares in the open market when the Fund’s shares trade at a discount of 10% or more to NAV and (2) undertaking a 15% tender offer if the average discount exceeds 11% over any rolling twelve-month period commencing on the closing of the consolidation and ending on December 31, 2019.  Following the completion of the Tender Offer, on June 12, 2018, the Board authorized an open market repurchase program to purchase issued and outstanding ordinary shares whenever the Fund trades at a discount of 10% or more to its NAV.

(2)  On May 11, 2018, the AEF Board of Directors approved a Tender Offer for shares of the Fund’s common stock. The tender offer authorized AEF to purchase up to 32% of its issued and outstanding shares at a price equal to 99% of AEF’s net asset value per share at the close of business on the NYSE American on June 20, 2018, the first business day following the expiration of the offer. The Tender Offer commenced on May 22, 2018 and expired on June 19, 2018. In connection with the Tender Offer, the Fund purchased 28,470,130 shares of capital stock at a price equal to $7.9002 per share. The Tender Offer was oversubscribed and all tenders of shares were subject to pro ration (at a ratio of approximately 0.44155) in accordance with the terms of the Tender Offer.

Item 10 - Submission of Matters to a Vote of Security Holders.

During the period ended June 30, 2018, there were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors.

Item 11 - Controls and Procedures.

(a)         The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule

30a-3(c) under the Investment Company Act of 1940 (the “Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a3(b)) and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d15(b)).

(b)         There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the Registrant’s last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12 - Exhibits.

(a)(1)	Not applicable

(a)(2)	The certifications of the registrant as required by Rule 30a-2(a) under the Act are exhibits to this report.

(a)(3)	Not applicable.

(a)(4)	Change in the registrant’s independent public accountant — Not applicable for this reporting period.

(b)	The certifications pursuant to Rule 30a-2(b) under the Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Aberdeen Emerging Markets Equity Income Fund, Inc.

By:	/s/ Christian Pittard
Christian Pittard,
Principal Executive Officer of
Aberdeen Emerging Markets Equity Income Fund, Inc.

Date:	September 7, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Christian Pittard
Christian Pittard,
Principal Executive Officer of
Aberdeen Emerging Markets Equity Income Fund, Inc.

Date:	September 7, 2018

By:	/s/ Andrea Melia
Andrea Melia,
Principal Financial Officer of
Aberdeen Emerging Markets Equity Income Fund, Inc.

Date:	September 7, 2018